Exhibit 5.1

August 1, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

One Riverway, Suite 1100

Houston, Texas 77056

Re:	Flag Intermediate Holdings Corporation and Metals USA, Inc.
Registration Statement on Form S-4 (Reg. No. 333-132918)
initially filed on March 31, 2006

Ladies and Gentlemen:

We have acted as counsel to Flag Intermediate Holdings Corporation, a Delaware corporation (the “Flag Intermediate”), and Metals USA, Inc., a Delaware corporation (“Metals USA”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 (the “Registration Statement”), initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), on March 31, 2006 of (i) the proposed offer by Metals USA to exchange (the “Exchange Offer”) all outstanding 11 1/8% Senior Secured Notes due 2015 ($275 million aggregate principal amount outstanding) (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 ($275 million aggregate principal amount) (the “Registered Notes”) of Metals USA and (ii) the guarantees (the “Guarantees”) pursuant to the Indenture referred to below of Flag Intermediate and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corporation (which, prior to the date hereof, merged into Metals USA, the surviving entity), Flag Intermediate, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent (the “Trustee”).

We have examined originals or certified copies of the Indenture and such corporate records of Metals USA, Flag Intermediate and the other Registrant Guarantors and other certificates and documents of officials of Metals USA, Flag Intermediate and the other Registrant Guarantors, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Flag Intermediate Holdings Corporation

Metals USA, Inc.

August 1, 2006

originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than Metals USA and the Registrant Guarantors, the due authorization, execution and delivery of the Indenture, the Outstanding Notes and all other documents by the parties thereto other than Metals USA and the Registrant Guarantors, that the Registered Notes will conform to the specimens examined by us and that the Trustee’s certificate of authentication of Registered Notes will be manually signed by one of the Trustee’s authorized officers.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that when (a) the Registration Statement has become effective under the Act, (b) the Outstanding Notes have been exchanged in the manner described in the prospectus forming a part of the Registration Statement, (c) the Registered Notes have been duly executed, authenticated, issued and delivered by Metals USA in accordance with the terms of the Indenture, against receipt of the Outstanding Notes surrendered in exchange therefor, (d) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and (e) applicable provisions of “blue sky” laws have been complied with,

1.	the Registered Notes proposed to be issued pursuant to the Exchange Offer will be valid and binding obligations of Metals USA and will be entitled to the benefits of the Indenture; and

2.	the Guarantees proposed to be issued pursuant to the Exchange Offer will be valid and binding obligations of each Registrant Guarantor.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.	We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of (i) the State of New York, (ii) the State of Texas and (iii) the General Corporation Law, the Revised Uniform Limited Partnership Act and the Limited Liability Company Act of the State of Delaware.

B.	This law firm is a registered limited liability partnership organized under the laws of the State of Texas.

C.	The matters expressed in this letter are subject to and qualified and limited by: (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance,

Flag Intermediate Holdings Corporation

Metals USA, Inc.

August 1, 2006

reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; (v) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution; and (vi) limitations on the waiver of rights under any stay, extension or usury Law or other Law, whether now or hereafter in force, which would prohibit or forgive Metals USA or a Registrant Guarantor from paying all or any portion of the Outstanding Notes or the Registered Notes as contemplated in the Indenture.

With respect to the Registrant Guarantors listed on Schedule I hereto, we have relied on the opinions of Coale, Dukes, Kirkpatrick & Crowley, P.C. attached hereto as Exhibit A, special Alabama counsel, as to the corporate or other power of all persons signing on behalf of such Registrant Guarantors and the due authorization, execution and delivery of the Indenture by such Registrant Guarantors.

With respect to the Registrant Guarantor listed on Schedule II hereto, we have relied on the opinion of Robinson & Cole LLP attached hereto as Exhibit B, special Connecticut counsel, as to the entity power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

With respect to the Registrant Guarantor listed on Schedule III hereto, we have relied on the opinion of Kauffman & Forman, P.A. attached hereto as Exhibit C, special Maryland counsel, as to the corporate power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

With respect to the Registrant Guarantor listed on Schedule IV hereto, we have relied on the opinion of Blackwell Sanders Peper Martin LLP attached hereto as Exhibit D, special Missouri counsel, as to the corporate power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

With respect to the Registrant Guarantor listed on Schedule V hereto, we have relied on the opinion of Kennedy Covington Lobdell & Hickman, L.L.P. attached hereto as Exhibit E, special North Carolina counsel, as to the entity power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

Flag Intermediate Holdings Corporation

Metals USA, Inc.

August 1, 2006

With respect to the Registrant Guarantor listed on Schedule VI hereto, we have relied on the opinion of Buckingham, Doolittle & Burroughs, LLP attached hereto as Exhibit F, special Ohio counsel, as to the corporate power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

With respect to the Registrant Guarantor listed on Schedule VII hereto, we have relied on the opinion of Steven D. Singer, Esq., attached hereto as Exhibit G, special Oklahoma counsel, as to the corporate power of all persons signing on behalf of such Registrant Guarantor and the due authorization, execution and delivery of the Indenture by such Registrant Guarantor.

All of the descriptions of the opinions provided by the Special State Counsels set forth above are qualified in their entirety by reference to the specific opinions, which are all attached hereto as Exhibits.

We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder. This opinion speaks as of its date, and we undertake no (and hereby disclaim any) obligation to update this opinion.

Very truly yours,

/s/ AKIN GUMP STRAUSS HAUER & FELD LLP

AKIN GUMP STRAUSS HAUER & FELD LLP

Schedule I

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Jeffreys Steel Holdings, L.L.C.	Coale, Dukes, Kirkpatrick & Crowley, P.C.	A

Metals USA Plates and Shapes Southeast, Inc.	Coale, Dukes, Kirkpatrick & Crowley, P.C.	A

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule II

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Metals USA Plates and Shapes Southwest, Limited Partnership	Robinson & Cole LLP	B

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule III

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Interstate Steel Supply Co. of Maryland, Inc.	Kauffman & Forman, P.A.	C

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule IV

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Metals USA Flat Rolled Central, Inc.	Blackwell Sanders Peper Martin LLP	D

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule V

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Queensboro, L.L.C.	Kennedy Covington Lobdell & Hickman, L.L.P.	E

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule VI

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Metals USA Carbon Flat Rolled Inc.	Buckingham, Doolittle & Burroughs, LLP	F

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Schedule VII

Registrant Guarantor	Special Counsel	Designation of Attached Opinion

Metals USA Plates and Shapes Southcentral, Inc.	Steven Singer, Esq.	G

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Exhibit A

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

[Firm Letterhead]

Flag Intermediate Holdings Corporation	August 1, 2006

Metals USA, Inc.

One Riverway, Suite 1100

Houston, TX 77056

Ladies and Gentlemen:

We have acted as special counsel to Jeffreys Steel Holdings, LLC (the “Company”), an Alabama limited liability company, in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We are providing this opinion letter at the request of the Company. This opinion may be relied upon by Akin Gump Strauss Hauer & Feld, LLP in connection with the opinion it is delivering as an exhibit to the Registration Statement. Capitalized terms used without definition herein have the meanings ascribed thereto in the Accord (see below).

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the “Accord”) of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord and this Opinion Letter should be read in conjunction therewith. The law governing this opinion is limited to the law of the State of Alabama (“State”).

We note that various other issues are addressed in other opinions, separately provided to you, and we express no opinion with respect to those matters.

In rendering the opinions set forth herein, we have relied as to matters of fact, to the extent we deem proper, on representations and certificates of responsible officers of the Company and upon certificates from public officials. We have examined documents that we deemed appropriate for this opinion. We have also assumed, to the extent we deem proper, that all of the representations and warranties contained in the Indenture, Registration Statement, and Guarantee of the Company are accurate, true and correct (except to the extent they contain legal conclusions that are otherwise the subject of this opinion). We have further assumed, to the extent we deem proper, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents submitted to us as copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Subject to the foregoing assumptions, we are of the opinion that:

1.	The Company has been duly organized and is an existing limited liability company in good standing under the laws of Alabama.

2.	The Company has the entity power to execute and deliver the Indenture and to perform its obligations thereunder (including its Guarantee pursuant thereto).

3.	The execution and delivery of the Indenture by the Company and the performance by the Company of its obligations thereunder (including its Guarantee pursuant thereto) have been duly authorized by all necessary entity action on the part of the Company.

4.	The Indenture has been duly and validly executed and delivered by the Company.

We are admitted to practice in the State. The opinions expressed in this Opinion Letter are limited to the law of the State.

Our opinions above are subject to the following additional exception, limitation and qualification. We have assumed that any contract of guaranty entered into by the Company is necessary or convenient to the conduct, promotion, or attainment of the business of the Company as contemplated by §10-12-4 of the Code of Alabama (1975), and the opinions above are subject to and conditioned upon such assumption because there is no specific grant of authority to make a contract of guaranty on behalf of an affiliated company under the Alabama Limited Liability Company Act.

We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters”.

Very truly yours,

/s/    Coale, Dukes, Kirkpatrick & Crowley, P.C.

[Firm Letterhead]

Flag Intermediate Holdings Corporation	August 1, 2006

Metals USA, Inc.

One Riverway, Suite 1100

Houston, TX 77056

Ladies and Gentlemen:

We have acted as special counsel to Metals USA Plates and Shapes Southeast, Inc. (the “Company”), an Alabama corporation, in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We are providing this opinion letter at the request of the Company. This opinion may be relied upon by Akin Gump Strauss Hauer & Feld, LLP in connection with the opinion it is delivering as an exhibit to the Registration Statement. Capitalized terms used without definition herein have the meanings ascribed thereto in the Accord (see below).

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the “Accord”) of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord and this Opinion Letter should be read in conjunction therewith. The law governing this opinion is limited to the law of the State of Alabama (“State”).

We note that various other issues are addressed in other opinions, separately provided to you, and we express no opinion with respect to those matters.

In rendering the opinions set forth herein, we have relied as to matters of fact, to the extent we deem proper, on representations and certificates of responsible officers of the Company and upon certificates from public officials. We have examined documents that we deemed appropriate for this opinion. We have also assumed, to the extent we deem proper, that all of the representations and warranties contained in the Indenture and Registration Statement of the Company are accurate, true and correct (except to the extent they contain legal conclusions that are otherwise the subject of this opinion). We have further assumed, to the extent we deem proper, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents submitted to us as copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Subject to the foregoing assumptions, we are of the opinion that:

1.	The Company has been duly formed and is an existing corporation in good standing under the laws of Alabama.

2.	The Company has the corporate power to execute and deliver the Indenture and to perform its obligations thereunder (including its Guarantee pursuant thereto).

3.	The execution and delivery of the Indenture by the Company and the performance by the Company of its obligations thereunder (including its Guarantee pursuant thereto) have been duly authorized by all necessary corporate action on the part of the Company.

4.	The Indenture has been duly and validly executed and delivered by the Company.

We are admitted to practice in the State. The opinions expressed in this Opinion Letter are limited to the law of the State.

Our opinions above are subject to the following additional exception, limitation and qualification. We have assumed that any contract of guarantee entered into by the Company is necessary or convenient to carry out the Company’s business and affairs, or to the conduct, promotion, or attainment of the business of an individual or entity that owns directly or indirectly, all of the outstanding stock of the Company, or an entity that is wholly owned, directly or indirectly, by an individual or entity that owns, directly or indirectly, all of the outstanding stock of the Company, as contemplated by §10-2B-3.02 of the Code of Alabama (1975), and the opinions above are subject to and conditioned upon such assumption.

We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters”.

Very truly yours,

/s/    Coale, Dukes, Kirkpatrick & Crowley, P.C.

Exhibit B

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

[Firm Letterhead]

Via Electronic Mail and U.S. Mail

August 1, 2006

Flag Intermediate Holdings Corporation,

Metals USA, Inc., and

Metal USA Plates and Shapes

Southwest, Limited Partnership

One Riverway, Suite 1100

Houston, Texas 77056

Re:	Registration Statement on Form S-4

Ladies and Gentlemen:

We have acted as special counsel to Metal USA Plates and Shapes Southwest, Limited Partnership, a Connecticut limited partnership (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

In our capacity as such counsel, and in connection with the rendering of the opinions expressed below, we have reviewed the documents set forth in Exhibit A attached hereto. In such examination, we have assumed, and have not independently or through third parties verified, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as conformed or photostatic copies and the authenticity of the originals of such copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Based upon our foregoing examination, subject to the assumptions stated above and relying on the statements of fact contained in the documents that we have examined, we are of

Flag Intermediate Holdings Corporation,

Metals USA, Inc., and

Metal USA Plates and Shapes

Southwest, Limited Partnership

July 27, 2006

the opinion that: (i) the Company is duly organized or formed, validly existing and in legal existence as a limited partnership under the laws of the State of Connecticut; (ii) the Company has the power to execute and deliver the Indenture and perform its obligations under the Indenture (including its Guarantee pursuant thereto); (iii) the execution and delivery of the Indenture by the Company and the performance by the Company of its obligations under the Indenture (including its Guarantee pursuant thereto) have been duly authorized by all necessary action; and (iv) the Indenture has been duly and validly executed and delivered by the Company.

We are qualified to practice law only in the State of Connecticut. We are not qualified and do not express any opinion herein as to the laws of any other jurisdiction, except the federal laws of the United States.

This opinion may be relied upon by Akin Gump Strauss Hauer & Feld LLP in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Company’s Registration Statement and to the use our name under the heading “Legal Matters” in the Registration Statement, including the prospectus or any supplement to the prospectus, constituting a part thereof, as originally filed or subsequently amended. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act, or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

Robinson & Cole LLP

By:	/S/ RICHARD KRANTZ
Richard Krantz

Exhibit A

1.	Indenture dated as of November 30, 2005 among Flag Acquisition Corporation, Flag Intermediate Holdings Corporation, the Subsidiary Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee, and the Notes Collateral Agent (as defined therein).

2.	Supplemental Indenture dated as of November 30, 2005 among Metals USA, Inc., each of the parties identified as an Additional Subsidiary Guarantor on the signature pages thereto, Wells Fargo Bank, N.A., as trustee, and Wells Fargo Bank, N.A., as notes collateral agent under the Indenture.

3.	Agreement of Limited Partnership of Intsel Southwest Limited Partnership dated as of January 31, 1996

4.	Resolutions of the Subsidiaries of Metals USA, Inc.

5.	Certificate of Incorporation of Intsel GP, Inc., general partner of the Company.

Exhibit C

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

KAUFFMAN AND FORMAN, P.A.

ATTORNEYS AND COUNSELORS AT LAW

406 W. PENNSYLVANIA AVENUE

TOWSON, MARYLAND 21204

BRUCE E. KAUFFMAN

JEFFREY L. FORMAN

———

JOSEPH L. KATZ

(410) 823-5700

FAX (410) 296-7349

E-mail: forman@comcast.net

July 31, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

One Riverway—Suite 1100

Houston, Texas 77056

Re:	Interstate Steel Supply Co. Of Maryland, Inc.—Legal Opinion

Ladies and Gentlemen:

We have acted as special counsel to Interstate Steel Supply Co. of Maryland, Inc. (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8 % Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8 % Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental indenture thereto, dated as of March 30, 2006, and the Third Supplemental indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We have examined originals or certified copies of the Indenture and such corporate records of the Company and other certificates and documents of officials of the Company, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

KAUFFMAN AND FORMAN, P.A.

Flag Intermediate Holdings Corporation

July 31, 2006

Based upon the foregoing, we are of the opinion that: (i) the Company is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, (ii) the Company has the corporate power to execute and deliver the Indenture and perform its obligations under the Indenture (including its Guarantee pursuant thereto), (iii) the execution and delivery of the Indenture by the Company and the performance by the Company of its obligations under the Indenture (including its Guarantee pursuant thereto) have been duly authorized by all necessary corporate or other entity action, and (iv) the Indenture has been duly and validly executed and delivered by the Company.

This opinion may be relied upon by Akin Gump Strauss Hauer & Feld LLP in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours;

KAUFFMAN AND FORMAN, P.A.

/S/ BRUCE E. KAUFFMAN
By:	Bruce E. Kauffman, For the Firm

Exhibit D

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

[Firm Logo]

720 Olive Street, Suite 2400 St Louis, MO 63101

Tel (314) 345-6000 Fax (314) 345-6060

WEBSITE: www.blackwellsanders.com

August 1, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

Metals USA Flat Rolled Central, Inc.

One Riverway, Suite 1100

Houston, Texas 77056

Re:	Registration Statement (Reg. No. 333-132918)

Ladies and Gentlemen:

We have acted as special Missouri counsel to Metals USA Flat Rolled Central, Inc., a Missouri corporation (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006, as amended from time to time or otherwise supplemented (the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented shall be referred to hereinafter as the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

In rendering this opinion, we have examined a certified copy of the Indenture. In addition, we have examined (i) the Articles of Incorporation, as amended, of the Company certified by the Secretary of State of Missouri and the good standing certificate certified by the Secretary of State of Missouri for the Company (the “Public Documents”), (ii) the Bylaws, as amended, of the Company certified by the Company as in effect on the date of this opinion and copies certified by the Company of resolutions of the board of directors of the Company relating to the Indenture and the Registration Statement, and (iii) other certificates, statements and other representations of officers of the Company and others. We have also relied upon factual matters, but not on any conclusions of law, contained in the representations and warranties of the Company made in the Indenture.

In our examination of the documents referred to above, we have assumed: (a) the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies; (b) each Public Document is accurate and complete and authentic and all public records are accurate and complete; (c) any certificates dated prior to the date of this opinion remain true as of the date of this opinion; and (d) the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Based on the foregoing and in reliance thereon and on the assumptions and subject to the qualifications and limitations set forth in this opinion, we are of the opinion that: (i) the Company is a corporation incorporated and validly existing and in good standing under the laws of the state of Missouri, (ii) the Company has the corporate power to execute and deliver the Indenture and perform its obligations under the Indenture (including its Guarantee pursuant thereto), (iii) the execution and delivery of the Indenture by the Company and the performance by the Company of its obligations under the Indenture (including its Guarantee pursuant thereto) have been authorized by all necessary corporate action, and (iv) the Indenture has been validly executed and delivered by the Company.

Our opinions are based on the assumptions (upon which we have relied with your consent) and subject to the qualifications and limitations, set forth in this letter, including the following:

1.1. The Constitution of the State of Missouri, Article XI, Section 7, provides:

Section 7. Consideration for corporate stock and debts — fictitious issues — antecedent debts — increases of stock or bonds — issuance of preferred stock. No corporation shall issue stock, or bonds or other obligations for the payment of money, except for money paid, labor done or property actually received; and all fictitious issues or increases of stock or indebtedness shall be void; provided, that no such issue or increase made for valid bona fide antecedent debts shall be deemed fictitious or void. The stock or bonded indebtedness of corporations shall not be increased nor shall preferred stock be issued, except according to general law.

Section 351.160(1), Missouri Revised Statutes tracks the first sentence of Article XI, Section 7. A constitutional prohibition like Section 7 has been in the Missouri Constitution since 1875 although the clause, “or other obligations for the payment of money”, was added at the time of a 1945 constitutional convention. We are not aware of any published decision in which the enforceability of a guarantee has been denied as violative of Article XI, Section 7 of the Constitution of the State of Missouri. We also note that Section 351.385(7), Missouri Revised Statutes, authorizes Missouri corporations to make certain guarantees, including specifically guarantees of the capital stock, bonds, other securities, evidences of indebtedness and other debts and obligations issued by any other corporation, indicating at least a legislative interpretation that the Missouri Constitution does not prohibit guarantees by corporations. Although, in the absence of any controlling authority on this issue in Missouri, we cannot give an unqualified opinion, we do not believe Article XI, Section 7 of the Missouri Constitution or Section 351.160(1), Missouri Revised Statutes, was intended to prohibit corporations from making guarantees.

1.2. With respect to our opinion that the Indenture to which the Company is a party has been duly executed and delivered by the Company, we note that we were not present at the execution and delivery of the original documents and that we have based our opinion on examination of copies of such Indenture and certificates, statements or other representations of officers of the Company.

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1.3. This opinion is limited to the laws of the State of Missouri and the specific opinions set forth in this opinion. We disclaim any opinion as to the laws of any other jurisdiction or any other matters under Missouri law, and no further opinion is to be implied or may be inferred beyond the opinions specifically stated herein. Unless otherwise stated herein, we have made no independent investigation regarding factual matters. This opinion is based solely on the state of the law as of the date of this opinion, and we specifically disclaim any obligation to monitor any of the matters stated in this opinion or to advise the persons entitled to rely on this opinion of any change in law or fact after the date of this opinion which might affect any of the opinions stated herein.

This opinion may be relied on by your counsel, Akin Gump Strauss Hauer & Feld LLP, in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Yours very truly,

/s/ BLACKWELL SANDERS PEPER MARTIN LLP

BLACKWELL SANDERS PEPER MARTIN LLP

RLK/JRS/NHV

3

Exhibit E

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

[Firm Letterhead]

August 1, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

One Riverway, Suite 1100

Houston, Texas 77056

Re:	Metals USA Registered Notes Issued Pursuant to Indenture
Our File No.: 0030928.00001

Ladies and Gentlemen:

We have acted as special counsel to Queensboro, L.L.C., a North Carolina limited liability company (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We have examined executed copies of the Indenture and the Company’s Guarantee pursuant thereto, and also have reviewed and relied upon such certificates of the Company as to factual matters, certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions set forth below.

In rendering this opinion, we have assumed, with your express permission and without independent verification or investigation, each of the following:

(a) In connection with our opinions set forth in Paragraph 1 below as to the valid existence, good standing and power and authority of the Company, we have reviewed (i) a Certificate of Authorization issued by the North Carolina Secretary of State dated as of July 24, 2006 (the “Certificate of Authorization”), (ii) certified copies of the Articles of Organization of Queensboro, L.L.C. filed with the North Carolina Secretary of State on December 30, 1999, as amended by the Amendment of Articles of Organization of Queensboro, L.L.C. filed with the North Carolina Secretary of State on October 31, 2002 (as amended, the “Articles of Organization”), such copies being certified by the North Carolina Secretary of State as of July 24, 2006, and (iii) a copy of the Regulations of Queensboro, L.L.C. dated as of December 30, 1999 (the “Regulations”).

(b) In connection with our opinion set forth in Paragraph 1 below as to the due authorization of the Company’s execution and delivery of the Indenture and its Guarantee pursuant thereto, we have reviewed copies of (i) those certain Resolutions attached as Exhibit A to that certain Omnibus Assistant Secretary Certificate dated as of November 30, 2005 and executed by Terry L. Freeman as Assistant Secretary and by John Hageman as Vice President of the Company, and (ii) that certain Unanimous Written Consent of the Subsidiaries of Metals USA, Inc. dated as of May 24, 2006 and executed by C. Lourenco Goncalves, Robert C. McPherson, III and John A. Hagemen, as all of the members of the board of directors of Metals USA Plates and Shapes Southeast, Inc., as the sole member of the Company (collectively, the “Resolutions”).

(c) Our opinions contained herein are limited to (i) the laws of the State of North Carolina and (ii) to Federal Law.

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Based upon the foregoing assumptions and subject to the qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of North Carolina with full limited liability company power to execute and deliver the Indenture and its Guarantee pursuant thereto and perform its obligations under the Indenture and its Guarantee pursuant thereto. The execution and delivery of the Indenture and its Guarantee pursuant thereto and performance of its obligations thereunder have been duly authorized by all necessary limited liability company action on the part of the Company.

2. The Indenture and its Guarantee pursuant thereto have been duly executed and delivered by the Company.

3

We are admitted to practice in the State of North Carolina and we express no opinion as to matters under or involving the laws of any jurisdiction other than (i) the United States of America and (ii) the State of North Carolina. This opinion may be relied upon by Akin Gump Strauss Hauer & Feld LLP in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder. Our opinions expressed herein are of the date hereof, and we undertake no obligation to advise you of any changes in applicable law or any other matters that may come to our attention after the date hereof that may affect our opinions expressed herein.

Very truly yours,

/s/ KENNEDY COVINGTON LOBDELL & HICKMAN, L.L.P.

4

Exhibit F

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

BUCKINGHAM, DOOLITTLE & BURROUGHS, LLP Attorneys & Counselors at Law Experience. Service. Excellence.SM

50 S. Main Street P.O. Box 1500 Akron, Ohio 44309-1500 330.376.5300 Toll Free 800.686.2825 Fax 330.258.6559 www.bdblaw.com	Akron Boca Raton Canton Cleveland Columbus

July 27, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

One Riverway, Suite 1100

Houston, Texas 77056

We have acted as special counsel to Metals USA Carbon Flat Rolled, Inc., an Ohio corporation (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We have examined originals or certified copies of the Indenture and such corporate records of the Company and other certificates and documents of officials of the Company, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Based upon the foregoing, we are of the opinion that:

1.	The Company is duly incorporated and is a validly existing corporation in good standing under the laws of Ohio.

2.	The Company has the corporate power to execute and deliver the Indenture and perform its obligations under the Indenture (including its Guarantee pursuant thereto).

3.	The execution and delivery of the Indenture by the Company and the performance by the Company of its obligations under the Indenture (including its Guarantee pursuant thereto) have been duly authorized by all necessary corporate or other entity action.

4.	The Indenture has been duly and validly executed and delivered by the Company.

This opinion is based on Ohio and federal law in effect on this date. With certain exceptions, we are members of the bar of the State of Ohio and the local federal bar only and do not opine as to matters governed by the law of any other state. We assume no obligation to revise or supplement this opinion should the present law of the jurisdictions mentioned be changed at some point in the future.

Except to the extent expressly stated in paragraphs 1 to 4 above, we express no opinion as to the legality or validity of the Company’s Guarantee.

This opinion may be relied upon by Akin Gump Strauss Hauer & Feld LLP in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Respectfully submitted,

BUCKINGHAM, DOOLITTLE & BURROUGHS, LLP

By:	/S/ STEPHEN M. HAMMERSMITH
Stephen M. Hammersmith

2

Exhibit G

(see attached)

1111 Louisiana Street, 44th Floor / Houston, Texas 77002-5200 / 713.220.5800 / fax: 713.236.0822 / akingump.com

Steven D. Singer

LAWYER

324 WEST MAINE STREET
ENID, OKLAHOMA 73701
		VOICE	580-237-3311
HAROLD J. SINGER (1933-1984)		FAX	580-242-3311
		EMAIL	sdsinger@ionet.net

July 28, 2006

Flag Intermediate Holdings Corporation

Metals USA, Inc.

One Riverway, Suite 1100

Houston, Texas 77056

Re:	Metals USA Plates and Shapes Southcentral, Inc.;
SEC Registration Statement No. 333-132918.

Gentlemen,

We have acted as special counsel to Metals USA Plates and Shapes Southcentral, Inc., an Oklahoma corporation (the “Company”), in connection with the registration, pursuant to a registration statement (Reg. No. 333-132918) on Form S-4 initially filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended on March 31, 2006 (as amended from time to time or otherwise supplemented, the “Registration Statement”), of (i) the proposed offer by Metals USA, Inc., a Delaware corporation (“Metals USA”), to exchange all outstanding 11 1/8% Senior Secured Notes due 2015 (the “Outstanding Notes”) of Metals USA for 11 1/8% Senior Secured Notes due 2015 (the “Registered Notes”) of Metals USA and (ii) the guarantees (each, a “Guarantee”) pursuant to the Indenture referred to below of Flag Intermediate Holdings Corporation, a Delaware corporation (“Flag Intermediate”), the Company and the other Guarantors listed in the Registration Statement (the “Registrant Guarantors”). The Outstanding Notes have been, and the Registered Notes will be, issued pursuant to an Indenture dated as of November 30, 2005 and supplemented by the Supplemental Indenture thereto, dated as of November 30, 2005, the Second Supplemental Indenture thereto, dated as of March 30, 2006, and the Third Supplemental Indenture thereto, dated as of June 20, 2006 (as so supplemented, the “Indenture”), among Flag Acquisition Corp. (which, prior to the date hereof, merged into Metals USA, the surviving entity), Metals USA, Flag Intermediate, the Company, the other Registrant Guarantors and Wells Fargo Bank, N.A., a national banking association, as trustee and collateral agent.

We have examined originals or certified copies of the Indenture and such corporate records of the Company and other certificates and documents of officials of the Company,

public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. We also have assumed the legal capacity of natural persons, the corporate or other power of all persons signing on behalf of the parties thereto other than the Company and the due authorization, execution and delivery of the Indenture and all other documents by the parties thereto other than the Company.

Based upon the foregoing, we are of the opinion that: (i) the Company is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, (ii) the Company has the corporate power to execute and deliver the Indenture and perform its obligations under the Indenture (including its Guarantee pursuant thereto), (iii) the execution and delivery of the Indenture by the Company and the performance by the Company of its obligations under the Indenture (including its Guarantee pursuant thereto) have been duly authorized by all necessary corporate action, and (iv) the Indenture has been duly and validly executed and delivered by the Company.

This opinion may be relied upon by Akin Gump Strauss Hauer & Feld LLP in connection with the opinion it is delivering to you as filed as an exhibit to the Registration Statement. We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Yours Very Truly,

/S/ STEVEN D. SINGER
Steven D. Singer